UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 26, 2011

DEL MONTE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	333-107830-05	75-3064217
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Maritime Plaza, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(415) 247-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 26, 2011, Del Monte Foods Company (“Holdings”), a Delaware corporation and wholly-owned subsidiary of Blue Acquisition Group, Inc. (“Parent”), merged with and into Del Monte Corporation (the “Company”), a Delaware corporation and wholly-owned subsidiary of Holdings (the “Merger”). The Company was the surviving corporation of the Merger, and as a result became a direct wholly-owned subsidiary of Parent.

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

1.	Second Supplemental Indenture

On April 26, 2011, in connection with the Merger, the Company, Holdings and The Bank of New York Mellon Trust Company, N.A. entered into a supplemental indenture (the “Supplemental Indenture”) with respect to the Indenture (as supplemented by the First Supplemental Indenture dated as of March 8, 2011, the “Indenture”) governing the 7.625% Senior Notes due 2019 (the “Notes”). Pursuant to the Supplemental Indenture, the Company assumed all the obligations of Holdings under the Indenture, the Notes and the related agreements. As of April 26, 2011, after giving effect to the Merger, $1,300,000,000 aggregate principal amount of the Notes was outstanding.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

2.	Term Loan Assumption Agreement

On April 26, 2011, in connection with the Merger, the Company and JPMorgan Chase Bank, N.A. entered into an Assumption Agreement (the “Term Loan Assumption Agreement”) with respect to the Credit Agreement, dated as of March 8, 2011 (the “Term Loan Credit Agreement”), among Parent, Holdings, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents named therein. Pursuant to the Term Loan Assumption Agreement, the Company assumed all of the obligations of Holdings under the Term Loan Credit Agreement and all related loan documents and other agreements. As of April 26, 2011, after giving effect to the Merger, $2,700,000,000 aggregate principal amount of loans was outstanding under the Term Loan Credit Agreement. All obligations of the Company under the Term Loan Credit Agreement are unconditionally guaranteed by Parent and by substantially all existing and future, direct and indirect, wholly-owned material restricted domestic subsidiaries of the Company, subject to certain exceptions.

The foregoing description of the Term Loan Assumption Agreement is qualified in its entirety by reference to the full text of the Term Loan Assumption Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

3.	ABL Assumption Agreement

On April 26, 2011, in connection with the Merger, the Company and Bank of America, N.A. entered into an Assumption Agreement (the “ABL Assumption Agreement”) with respect

2

to the Credit Agreement, dated as of March 8, 2011, among Parent, Holdings, the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent, and the other agents named therein, as supplemented by the Joinder Agreement among the Company and Bank of America, N.A., dated as of March 9, 2011 (the “ABL Credit Agreement”). Pursuant to the ABL Assumption Agreement, the Company, which was already a borrower under the ABL Credit Agreement, assumed all of the obligations of Holdings under the ABL Credit Agreement and all related loan documents and other agreements. As of April 26, 2011, after giving effect to the Merger, aggregate commitments under the ABL Credit Agreement totaled $750,000,000. All obligations of the Company under the ABL Credit Agreement are unconditionally guaranteed by Parent and by substantially all existing and future, direct and indirect, wholly-owned material restricted domestic subsidiaries of the Company, subject to certain exceptions.

The foregoing description of the ABL Assumption Agreement is qualified in its entirety by reference to the full text of the ABL Assumption Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

1.	Second Supplemental Indenture

The information set forth in Section 1 of Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Section 1 of Item 2.03.

2.	Term Loan Assumption Agreement

The information set forth in Section 2 of Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Section 2 of Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Section 1 of Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Section 8 – Other Events

Item 8.01            Other Events.

The Merger was consummated by the filing of a certificate of ownership and merger, dated as of April 26, 2011 (the “Certificate of Ownership and Merger”), with the Secretary of State of the State of Delaware pursuant to Section 253 of the Delaware General Corporation Law. A copy of the Certificate of Ownership and Merger is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the consummation of the Merger, the Company’s Certificate of Incorporation was amended in its entirety, effective April 26, 2011, so that it reads in the form attached as an exhibit to the Certificate of Ownership and Merger. A copy of the Company’s Certificate of Incorporation as so amended is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Further in connection with the consummation of the Merger, the Company’s By-laws were amended in their entirety, effective April 26, 2011. A copy of the Company’s By-laws as so amended is attached as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, dated April 26, 2011
3.2	Certificate of Incorporation of Del Monte Corporation
3.3	By-laws of Del Monte Corporation
10.1	Second Supplemental Indenture, dated April 26, 2011, among Del Monte Foods Company, Del Monte Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 7.625% Senior Notes due 2019
10.2	Assumption Agreement, dated as of April 26, 2011, among Del Monte Corporation and JPMorgan Chase Bank, N.A., relating to the Term Loan Credit Agreement, dated as of March 8, 2011, among Blue Acquisition Group, Inc., Del Monte Foods Company, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents named therein
10.3	Assumption Agreement, dated as of April 26, 2011, among Del Monte Corporation and Bank of America, N.A., relating to the Asset-Based Revolving Credit Agreement, dated as of March 8, 2011, among Blue Acquisition Group, Inc., Del Monte Foods Company, the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent and collateral agent, and the other agents named therein and as supplemented by the Joinder Agreement, among Del Monte Corporation and Bank of America, N.A., dated as of March 9, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL MONTE CORPORATION

By:	/s/ James Potter
Name: James Potter
Title: Secretary

Date: April 26, 2011

INDEX OF EXHIBITS

Exhibit No.	Description
3.1	Certificate of Ownership and Merger, dated April 26, 2011
3.2	Certificate of Incorporation of Del Monte Corporation
3.3	By-laws of Del Monte Corporation
10.1	Second Supplemental Indenture, dated April 26, 2011, among Del Monte Foods Company, Del Monte Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to the 7.625% Senior Notes due 2019
10.2	Assumption Agreement, dated as of April 26, 2011, among Del Monte Corporation and JPMorgan Chase Bank, N.A., relating to the Term Loan Credit Agreement, dated as of March 8, 2011, among Blue Acquisition Group, Inc., Del Monte Foods Company, the lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other agents named therein
10.3	Assumption Agreement, dated as of April 26, 2011, among Del Monte Corporation and Bank of America, N.A., relating to the Asset-Based Revolving Credit Agreement, dated as of March 8, 2011, among Blue Acquisition Group, Inc., Del Monte Foods Company, the lenders from time to time parties thereto, Bank of America, N.A., as administrative agent and collateral agent, and the other agents named therein and as supplemented by the Joinder Agreement, among Del Monte Corporation and Bank of America, N.A., dated as of March 9, 2011